                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [  ] Confidential, for Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

-------------------------------------------------------------------------------

                      THE HYPERION TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box:)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transactions applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                      THE HYPERION TOTAL RETURN FUND, INC.
         One Liberty Plaza, 36th floor, o New York, New York 10006-1404

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 1, 2002
To the Stockholders:

         The Annual Meeting of Stockholders of The Hyperion Total Return Fund, Inc. (the "Fund") will be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on April 16, 2002, at 9:45 a.m., for the following purposes:

         1.       To elect directors (Proposal 1).

         2. To approve a new Investment Advisory Agreement between the Fund and Hyperion Capital Management, Inc. (the "Advisor") (Proposal 2).

         3. To approve a new Investment Sub-Advisory Agreement between the Advisor and Pacholder Associates, Inc. (Proposal 3).

         4. To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending November 30, 2002 (Proposal 4).

         5. To transact any other business that may properly come before the meeting.

         The close of business on February 22, 2002 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.

                                     By Order of the Board of Directors,

                                     Patricia A. Sloan
                                     Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.


                                [HYPERION LOGO]

                      Instructions for Signing Proxy Cards

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                Valid Signature

Corporate Accounts

     (1)  ABC Corp.                                 ABC Corp.
     (2)  ABC Corp.                                 John Doe, Treasurer
     (3)  ABC Corp. c/o John Doe, Treasurer         John Doe
     (4)  ABC Corp. Profit Sharing Plan             John Doe, Trustee

Trust Accounts

     (1)  ABC Trust                                 John B. Doe, Trustee
     (2)  Jane B. Doe, Trustee u/t/d 12/28/78       Jane B. Doe

Custodial or Estate Accounts

     (1)  John B. Smith, Cust.                      John B. Smith
          f/b/o John B. Smith, Jr.
          UGMA
     (2)  John B. Smith                             John B. Smith, Jr., Executor

                      THE HYPERION TOTAL RETURN FUND, INC.
          One Liberty Plaza, 36th floor o New York, New York 10006-1404

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Hyperion Total Return Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, at 9:45 a.m. on April 16, 2002 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 1, 2002. The annual report and semi-annual report is available free of charge by calling the Fund at 1-800-497-3746 or writing to the Fund at Attn: Shareholder Services, The Hyperion Total Return Fund, Inc., One Liberty Plaza, 36th floor, New York, New York 10006-1404. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the re-election of the three nominees for Class III directors, FOR the approval of the new Investment Advisory Agreement, FOR the approval of the new Investment Sub-Advisory Agreement and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending November 30, 2002. The close of business on February 22, 2002 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum but will have the effect of a vote "against" any proposal requiring approval by a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (Proposals 2 and 3). On the record date there were 30,533,100 shares outstanding.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2003; Class II, 2004; and Class III, 2002. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         The terms of Lewis S. Ranieri, Leo M. Walsh, Jr. and Patricia A. Sloan, the members of Class III, currently serving on the Board of Directors, expire at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Messrs. Ranieri and Walsh and Ms. Sloan. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy or proxies will be voted for any other person or persons, as the case may be, determined by the persons named in the proxy in accordance with their judgment.

         As described above, there are three nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the nominees currently proposed to serve on the Board of Directors.

Information Concerning Nominees/Directors

         The following tables provide information concerning each of the seven members and nominees of the Board of Directors of the Fund. The three nominees are listed first in the tables under the Class III directors.



                           Position(s) Held with                                                      Number of
                           Fund and Term of Office   Principal Occupation(s)                          Portfolios in Fund
Name, Address              and Length of Time        During Past 5 Years and                          Complex Overseen
and Age                    Served                    Other Directorships Held by Director             by Director
--------------------------------------------------------------------------------------------------------------------------
Class III Nominee/Director to serve until 2005 Annual Meeting of Stockholders:

Interested Director

Lewis S. Ranieri*          Director, Member of the   Chairman and Chief Executive Officer of                   3
c/o One Liberty Plaza,     Executive Committee       Ranieri & Co., Inc. (since 1988); President of
36th floor, New York,                                LSR Hyperion Corp., a general partner of the
New York 10006-1404        Elected for Three Year    limited partnership that is the general
                           Term/Director since       partner of Hyperion Partners L.P. ("Hyperion
Age 55                     June 1989                 Partners") (since 1988); Director and Vice
                                                     Chairman of the Board of Hyperion Capital
                                                     Management, Inc. (since December 1998);
                                                     Director and Chairman of the Board of Hyperion
                                                     Capital Management, Inc. (1989-November 1998);
                                                     Director and President of Hyperion Funding
                                                     1993 Corp., the general partner of the limited
                                                     partnership that is the general partner of
                                                     Hyperion 1993 Fund L.P.; Chairman and
                                                     President of various other direct and indirect
                                                     subsidiaries of Hyperion Partners (since
                                                     1989); Chairman of the Board (1989-December
                                                     1998) and/or Director (since 1989) of several
                                                     investment companies (3) advised by Hyperion
                                                     Capital Management, Inc. or by its affiliates.

                                                     Formerly, Director and Chairman of Bank United
                                                     Corp., and Director of Bank United
                                                     (1988-2001); Director of Lend Lease Hyperion
                                                     Mortgage Opportunity Fund, Inc. (formerly,
                                                     Equitable Real Estate Hyperion Mortgage
                                                     Opportunity Fund, Inc.) and Lend Lease
                                                     Hyperion High Yield Commercial Mortgage Fund,
                                                     Inc. (formerly, Equitable Real Estate Hyperion
                                                     High Yield Commercial Mortgage Fund, Inc.)
                                                     (1995-1999).


--------------------------
* "Interested persons" as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.



                           Position(s) Held with                                                      Number of
                           Fund and Term of Office   Principal Occupation(s)                          Portfolios in Fund
Name, Address              and Length of Time        During Past 5 Years and                          Complex Overseen
and Age                    Served                    Other Directorships Held by Director             by Director
-------------------------- ------------------------- ------------------------------------------------ --------------------
Class III Nominee/Director to serve until 2005 Annual Meeting of Stockholders:

Interested Director

Patricia A. Sloan*         Director                  Consultant (2000-Present) and Managing                    3
c/o One Liberty Plaza,                               Director (1988-2000) of Ranieri & Co., Inc.;
36th floor, New York,      Elected for Three Year    Secretary, Director and/or Trustee of several
New York 10006-1404        Term/Director since       investment companies (3) advised by Hyperion
                           April 1994                Capital Management, Inc. or by its affiliates
Age 58                                               (1989-Present).
                           Secretary
                                                     Formerly, Director of Bank United Corp., the
                           Elected Annually/         parent of Bank United (1988-2001).
                           Secretary since July
                           1989

--------------------------
* "Interested persons" as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.



                                                                                                      Number of
                           Position(s) Held with      Principal Occupation(s)                         Portfolios in Fund
Name, Address              Fund and Term of Office    During Past 5 Years and                         Complex Overseen
and Age                    and Length of Time Served  Other Directorships Held by Director            by Director
-------------------------- -------------------------- ----------------------------------------------- --------------------

Class III Nominee/Director to serve until 2005 Annual Meeting of Stockholders:

Disinterested Director

Leo M. Walsh, Jr.          Director, Chairman of      Director and/or Trustee of several investment            3
c/o One Liberty Plaza,     the Audit Committee,       companies (3) advised by Hyperion Capital
36th floor, New York,      Member of Nominating and   Management, Inc. or by its affiliates
New York 10006-1404        Compensation Committees    (1989-Present); Financial Consultant for
                                                      Merck-Medco Managed Care LLC (formerly Medco
Age 69                     Elected for Three Year     Containment Services Inc.) (1994-Present);
                           Term/Director since June   Director of Lend Lease Hyperion Mortgage
                           1989                       Opportunity Fund, Inc. (formerly, Equitable
                                                      Real Estate Hyperion Mortgage Opportunity
                                                      Fund, Inc.) and Lend Lease Hyperion High
                                                      Yield CMBS Fund, Inc. (formerly, Equitable
                                                      Real Estate Hyperion High Yield Commercial
                                                      Mortgage Fund, Inc.) (1999-Present).


         The terms of the Class I and II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.



                                                                                                      Number of
                           Position(s) Held with      Principal Occupation(s)                         Portfolios in Fund
Name, Address              Fund and Term of Office    During Past 5 Years and                         Complex Overseen
and Age                    and Length of Time Served  Other Directorships Held by Director            by Director
-------------------------- -------------------------- ----------------------------------------------- --------------------
Class II Director to serve until 2004 Annual Meeting of Stockholders:

Disinterested Director

Rodman L. Drake            Director, Member of the    President, Continuation Investments Group                3
c/o One Liberty Plaza,     Audit Committee,           Inc. (1997-Present); Director and/or Trustee
36th floor, New York,      Chairman of Nominating     of several investment companies (3) advised
New York 10006-1404        and Compensation           by Hyperion Capital Management, Inc.
                           Committees                 (1989-Present); Director, Alliance Group
Age 59                                                Services, Inc. (1998-Present); Director,
                           Elected for Three Year     Hotelevision, Inc. (1999-Present); Chairman,
                           Term/Director since July   Metro Cash Card International (1999-Present);
                           1989                       Director, Parsons Brinckerhoff, Inc.
                                                      (1995-Present); Director, Absolute Quality
                                                      Inc. (2000- Present); Trustee of Excelsior
                                                      Funds (3) (1994-Present).

                                                      Formerly, Co-Chairman of
                                                      KMR Power Corporation
                                                      (1993-1997); President,
                                                      Mandrake Group
                                                      (1993-1997).


Class II Director to serve until 2004 Annual Meeting of Stockholders:

Disinterested Director

Harry E. Petersen, Jr.     Director, Member of the    Senior Consultant to Cornerstone Equity                  3
c/o One Liberty Plaza,     Audit Committee, Member    Advisors, Inc. (1998-Present); Director
36th floor, New York,      of Compensation and        and/or Trustee of several investment
New York 10006-1404        Nominating Committees,     companies (3) advised by Hyperion Capital
                           Member of Executive        Management, Inc. or by its affiliates
Age 77                     Committee                  (1992-Present).

                           Elected for Three Year     Formerly, Senior Consultant to Potomac Babson
                           Term/Director since        Inc. (1995-1998); Director of Equitable Real
                           October 1993               Estate Hyperion Mortgage Opportunity Fund,
                                                      Inc. and Equitable Real Estate Hyperion High
                                                      Yield Commercial Mortgage Fund, Inc.
                                                      (1995-1997); Director of Lexington Corporate
                                                      Properties, Inc. (1993-1997).




                                                                                                      Number of
                           Position(s) Held with      Principal Occupation(s)                         Portfolios in Fund
Name, Address              Fund and Term of Office    During Past 5 Years and                         Complex Overseen
and Age                    and Length of Time Served  Other Directorships Held by Director            by Director
-------------------------- -------------------------- ----------------------------------------------- --------------------
Class I Director to serve until 2003 Annual Meeting of Stockholders:

Disinterested Director

Robert F. Birch        Director, Member of the        Chairman and President, New America High                 3
c/o One Liberty        Audit Committee, Member of     Income Fund (1992-Present); Chairman of the
Plaza, 36th floor,     Nominating and Compensation    Board and Co-Founder,The China Business
New York, New York     Committees, Member of          Group, Inc. (1996-Present); Director of
10006-1404             Executive Committee            Brandywine Funds (2) (2001-Present).

Age 65                 Elected for Three Year         Formerly, Director and Strategic Planning
                       Term/Director since December   Consultant, Dewe Rogerson, Ltd. (1994-1998)
                       1998




                                                                                                      Number of
                       Position(s) Held with       Principal Occupation(s)                            Portfolios in Fund
Name, Address          Fund and term of Office     During Past 5 Years and                            Complex Overseen
and Age                and Length of Time Served   Other Directorships Held by Director               by Director
--------------------------------------------------------------------------------------------------------------------------
Class I Director to serve until 2003 Annual Meeting of Stockholders:

Interested Director

Andrew M. Carter*      Director                    Chairman and Chief Executive Officer, Hyperion              3
c/o One Liberty                                    Capital Management, Inc. (November
Plaza, 36th floor,     Elected for Three Year      1998-Present); Director of several investment
New York, New York     Term/Director since July    companies (3) advised by Hyperion Capital
10006-1404             1998                        Management, Inc. (1998-Present); Vice Chairman
                                                   of The China Business Group (1996-Present);
Age 61                 Chairman                    presently officer of four charitable boards: The
                       Elected Annually/Since      New England Conservatory, The Loomis Chaffee
                       December 1998               School, The William E. Simon Graduate School of
                                                   Business Administration at the University of
                                                   Rochester, and The Big Brother Association of
                                                   Boston.

----------------------
* "Interested persons" as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

Officers of the Fund

         The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected six officers of the Fund. Except where dates of service are noted, all officers listed below served as such throughout the 2002 fiscal year. An asterisk (*) indicates a person is an "interested persons" as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor. The following table sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:



Name, Address                  Position(s) Held       Term of Office and      Principal Occupation(s)
and Age                        with Fund              Length of Time Served   During Past 5 Years
------------------------------ ---------------------- ----------------------- ------------------------------------------
Andrew M. Carter*              Chairman               Elected Annually        Please see "Information Concerning
c/o One Liberty Plaza, 36th                           Since December 1998     Nominees/Directors."
floor, New York, New York
10006-1404

Age 61

Clifford E. Lai*               President              Elected Annually        President (since November 1998) of
c/o One Liberty Plaza, 36th                           Since April 1993        Hyperion Capital Management, Inc.
floor, New York, New York                                                     (March 1993-Present).
10006-1404

Age 48

Patricia A. Botta*             Vice President         Elected Annually        Director of Hyperion Capital Management,
c/o One Liberty Plaza, 36th                           Since March 1997        Inc. (1989-Present).
floor, New York, New York
10006-1404

Age 44

John Dolan*                    Vice President         Elected Annually        Chief Investment Strategist
c/o One Liberty Plaza, 36th                           Since March 1998        (1998-Present)and Chief Investment
floor, New York, New York                                                     Officer (since 2002) of Hyperion Capital
10006-1404                                                                    Management, Inc.  Formerly Managing
                                                                              Director at Bankers Trust (1995-1997).
Age 48

Thomas F. Doodian*             Treasurer              Elected Annually        Director of Finance and Operations,
c/o One Liberty Plaza, 36th                           Since February 1998     Hyperion Capital Management, Inc. (July
floor, New York, New York                                                     1995-Present).  Treasurer of several
10006-1404                                                                    investment companies advised by Hyperion
                                                                              Capital Management, Inc. (February 1998-
Age 42                                                                        Present).

Patricia A. Sloan*             Secretary              Elected Annually        Please see "Information Concerning
c/o One Liberty Plaza, 36th                           Since July 1989         Nominees/Directors."
floor, New York, New York
10006-1404

Age 58


Fund Shares owned by Directors and Officers

         The following table sets forth, for each Director and for the Directors and officers as a group, the amount of shares beneficially owned in the Fund as of December 31, 2001. The information as to beneficial ownership is based on statements furnished to the Fund by each Director and officer. Unless otherwise noted, (i) beneficial ownership is based on sole investment power, (ii) each Director's individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund, and (iii) as a group, the Directors and officers of the Fund own beneficially less than 1% of the Fund.


         Name of Director                                Amount of Securities Owned in Fund
         ----------------------------------------------- ----------------------------------
         Lewis Ranieri                                   -0-
         Leo M. Walsh, Jr.                               4,244
         Patricia A. Sloan                               637
         Rodman L. Drake                                 1,739
         Harry E. Petersen, Jr.                          200
         Robert F. Birch                                 6,000
         Andrew M. Carter                                -0-
         All Directors and Officers as a Group           12,820


         The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all funds overseen by each Director in the Fund Complex as of December 31, 2001. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.


                                                                       Aggregate Dollar Range of Equity
                                                                       Securities in All Funds Overseen by
                                         Dollar Range of Equity        Director or Nominee in Family of
         Name of Director                Securities in the Fund        Investment Companies
         ------------------------------- ----------------------------- ------------------------------------
         Lewis Ranieri                   None                          $50,001-$100,000
         Leo M. Walsh, Jr.               $10,001-$50,000               Over $100,000
         Patricia A. Sloan               $1-$10,000                    $10,001-$50,000
         Rodman L. Drake                 $10,001-$50,000               $10,001-$50,000
         Harry E. Petersen, Jr.          $1-$10,000                    $1-$10,000
         Robert F. Birch                 $50,001-$100,000              $50,001-$100,000
         Andrew M. Carter                None                          None

Principal Holders

         To the best of the Fund's knowledge, as of February 22, 2002, no person owned beneficially more than 5% of the Fund's outstanding shares.

Interested Persons

         Mr. Ranieri serves as a Director and Vice Chairman of the Board of the Advisor and Mr. Carter serves as Chairman and Chief Executive Officer of the Advisor. Ms. Sloan is a special limited partner of Hyperion Ventures, the sole general partner of Hyperion Partners L.P., of which the Advisor is a wholly-owned subsidiary. As a result of their service with the Advisor and certain affiliations with the Advisor as described below, the Fund considers Messrs. Ranieri and Carter and Ms. Sloan to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Committees and Board of Directors' Meetings

         The Fund has a standing Audit Committee presently consisting of Messrs. Walsh, Drake, Petersen and Birch, all of whom are members of the Board of Directors and are currently non-interested persons of the Fund. The principal functions of the Fund's Audit Committee are to recommend to the Board the appointment of the Fund's accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board of Directors has adopted a written charter for the Audit Committee, that was previously filed with the Securities and Exchange Commission ("SEC") in 2001. The Report of the Audit Committee is presented below. During the last fiscal year of the Fund, the full Board of Directors met seven times, and the Audit Committee met two times. All of the members of the Audit Committee attended the Audit Committee meetings, and all of the Directors attended at least 75% of the aggregate Board meetings and Audit Committee meetings. The Fund has a Nominating and a Compensation Committee. The Nominating and Compensation Committees presently consist of Messrs. Drake, Birch, Petersen and Walsh. There were no nominees to be considered so the Nominating Committee did not meet in 2001. The function of the Nominating Committee is to recommend candidates for election to the Board as independent directors. The Committee will consider nominees recommended by stockholders. Such recommendations should be submitted in writing to the Secretary of the Fund. The function of the Compensation Committee is to determine the compensation paid to the independent directors. The Fund has an Executive Committee. The Executive Committee presently consists of Messrs. Birch, Petersen and Ranieri. The function of the Executive Committee is to approve dividends for the Fund when the full Board of Directors can not meet. The Executive Committee did not meet during 2001.

Report of the Audit Commitee

         On January 16, 2002, the Audit Committee reviewed and discussed with management the Fund's audited financial statements as of and for the year ended November 30, 2001. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report to stockholders required by Section 30(e) of the Investment Company Act of 1940, as amended and Rule 30d-1 thereunder for the year ended November 30, 2001.

Leo M. Walsh, Jr. - Audit Committee Chairman
Rodman L. Drake - Audit Committee Member
Harry E. Petersen, Jr. - Audit Committee Member
Robert F. Birch- Audit Committee Member

Compensation of Directors and Executive Officers

         No remuneration was paid by the Fund to persons who were directors, officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof for their services as directors or officers of the Fund. Each director of the Fund, other than those who are officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof, is entitled to receive a fee of $8,500 per year plus $1,000 for each Board of Directors' meeting attended. Members of the Audit Committee receive $750 for each Audit Committee meeting attended, other than meetings held on days when there is also a directors' meeting. The following table sets forth information concerning the compensation received by directors for the twelve month period ended November 30, 2001.


                                                                       Total Directors' Compensation
                                Directors' Compensation                from the Fund and the Fund
                                from the Fund                          Complex*
----------------------------------------------------------------------------------------------------
Robert F. Birch                 $20,660                                $46,215
Rodman L. Drake                 $19,875                                $42,750
Harry E. Petersen, Jr.          $19,875                                $44,250
Leo M. Walsh, Jr.               $23,265                                $44,250


-----------------
*Total number of registered investment companies in fund complex is three.

Compliance With Section 16 Reporting Requirements

         Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ended November 30, 2001, all filing requirements applicable to the Fund's officers, directors, and greater than ten-percent beneficial owners were complied with.

Required Vote

         Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Fund present or represented by proxy at the Annual Meeting.

      PROPOSALS 2 AND 3: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT
                   AND NEW INVESTMENT SUB-ADVISORY AGREEMENT

Summary of the Transaction

         Hyperion Capital Management, Inc. (the "Advisor") currently serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement between the Fund and Advisor dated August 4, 1989 (the "Current Investment Advisory Agreement"). Pursuant to a sub-advisory agreement of the same date, the Advisor has engaged Pacholder Associates, Inc. (the "Sub-Advisor") to provide sub-investment advisory services for investments in higher yielding, lower rated, or unrated fixed income securities of U.S. corporations (the "Investment Sub-Advisory Agreement," and together, with the "Current Investment Advisory Agreement, the "Current Agreements"). As explained in more detail below, stockholders are being asked to separately approve a new investment advisory agreement between the Fund and the Advisor (the "New Investment Advisory Agreement"), and a new investment sub-advisory agreement between the Advisor and Sub-Advisor (the "New Investment Sub-Advisory Agreement") (together, the "New Agreements"). THE NEW AGREEMENTS WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT AGREEMENTS.

          The Advisor is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ("Hyperion Partners"). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ("Hyperion Ventures"). Corporations owned by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are general partners of Hyperion Ventures. Through these corporations, these individuals own a majority of the partnership interests of Hyperion Ventures. Mr. Salvatore Ranieri and Mr. Shay, as well as the owners of the limited partners of Hyperion Ventures, all of whom hold a pro rata interest in Hyperion Partners, have offered to sell their stock in the Advisor to an investment group composed entirely of officers and directors of the Advisor, including Mr. Lewis Ranieri (the foregoing referred to as the "Transaction"). The Transaction is expected to close by April 25, 2002. The Transaction will not go forward without the approval of the New Investment Advisory Agreement by the stockholders of the Fund. If, for any reason, the proposed Transaction is not completed, the Current Investment Advisory Agreement will remain in effect.

          Following the transaction, the officers and directors of the Advisor listed below will own an interest of over 5% in the Advisor.

         Name                     Title
         ------------------------ ---------------------------------------------
         Lewis Ranieri            Chairman
         Clifford Lai             President
         John Feeney              Managing Director, Marketing
         John Dolan               Managing Director, Chief Investment Officer

         There is not anticipated to be any change to the management structure of the Advisor as all current officers will retain their titles and positions. There will be, however, changes to the Advisor's Board of Directors, as set forth below.

         Current Board and Title             Proposed Board and Title
         ----------------------------------  ----------------------------------
         Andrew Carter, Chairman             Lewis Ranieri, Chairman
         Lewis Ranieri, Vice Chairman        Clifford Lai, Director
         Clifford Lai, Director              John Feeney, Director
         Scott Shay, Director                John Dolan, Director
         Salvatore Ranieri, Director

Andrew Carter will remain with the Advisor as Vice Chairman of Hyperion Capital Management, Inc.

         Under the 1940 Act, a change in control of an investment advisor results in an assignment and termination of the advisor's investment advisory contracts. The 1940 Act provides a rebuttable presumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, the Advisor has advised the Fund's Board that it does not believe that consummation of the Transaction will cause an assignment of the Current Investment Advisory Agreement. The Fund's directors have, however, carefully considered the Advisor's development since its inception and the involvement in management decisions by the partners who are selling their interests in the Advisor. To avoid any uncertainty about the status of the Current Investment Advisory Agreement, the Fund's directors believe that it is prudent and in the best interest of the Fund to obtain stockholder approval of the New Investment Advisory Agreement. In that connection, the termination of the Current Investment Advisory Agreement also would effectively terminate the Current Investment Sub-Advisory Agreement. Thus, stockholders are being asked to approve the New Investment Sub-Advisory Agreement as well as the New Investment Advisory Agreement. Approval of the New Investment Sub-Advisory Agreement requires that the Fund have an investment advisory agreement in place with the Advisor. Therefore, in the event that the New Investment Advisory Agreement is not approved by stockholders, but the New Investment Sub-Advisory Agreement is approved by stockholders, approval of the New Investment Sub-Advisory Agreement will not be effective.

          PROPOSAL 2: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Current Investment Advisory Agreement

         Pursuant to the Current Investment Advisory Agreement, the Fund has retained the Advisor to manage the investment of the Fund's assets and to provide, with the assistance of the Sub-Advisor, such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund. For more information relating to the Advisor, see "Additional Information."

         On March 13, 2001, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the directors who are not parties to the Current Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved extension of the Current Investment Advisory Agreement through March 31, 2002. At the time of the Board's approval of the latest extension of the Current Investment Advisory Agreement, Messrs. Lewis Ranieri, Carter, and Ms. Sloan were interested persons of the Fund. The Current Investment Advisory Agreement was last submitted to a vote of the Stockholders of the Fund at the first Annual Meeting of the Stockholders of the Fund held on June 5, 1990. At that meeting, the Stockholders approved the continuance of the Current Investment Advisory Agreement. The Board of Directors will consider continuance of the Current Investment Advisory Agreement until March 31, 2003 at a meeting scheduled for March 26, 2002.

         The Current Investment Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Current Investment Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder). The Current Investment Advisory Agreement also provides that the Advisor shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

         The Current Investment Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Agreement, and will pay all salaries of the Fund's directors and officers who are "affiliated persons" (as such term is defined in the 1940 Act) of the Advisor. The Current Investment Advisory Agreement provides that the Fund shall pay to the Advisor a monthly fee for its services which is equal to 0.65% per annum of the Fund's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees paid by the Fund to the Advisor during the last fiscal year of the Fund amounted to $1,517,083.50, of which $43,306.07 was paid by the Advisor to the Sub-Advisor.

         John H. Dolan, a Vice President of the Fund, has been primarily responsible for the day-to-day management of the Fund's portfolio since 1998. He has been the Chief Investment Strategist of the Advisor since 1998 and Chief Investment Officer since 2002, and was formerly Managing Director at Bankers Trust from 1995-1997.

The New Investment Advisory Agreement

         The New Investment Advisory Agreement is the same in all material respects as the Current Investment Advisory Agreement. Thus, the key terms, including fees, of the New Investment Advisory Agreement are set out in detail above, under the heading "The Current Investment Advisory Agreement." The initial term of the New Investment Advisory Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about April 25, 2002) as its new effective date.

         A Form of the New Investment Advisory Agreement is attached to this proxy statement as Exhibit A. Under the New Investment Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the New Investment Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Fund's charter and by-laws, any policies adopted by the Fund's Board of Directors, and the investment policies of the Fund as disclosed in its registration statement on file with the SEC, as amended from time to time.

         Contingent upon receipt of stockholder approval, the New Investment Advisory Agreement will be effective upon the consummation of the Transaction, currently expected to be April 25, 2002, and will continue in effect until April 25, 2004. Thereafter, the New Investment Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Disinterested Directors.

Board Considerations Relating to the New Investment Advisory Agreement

         On January 16, 2002, the Board of Directors held a meeting called for the purpose of considering the New Investment Advisory Agreement. At the meeting, senior officers of the Advisor discussed the Transaction. The Board of Directors considered, among other things:

         o the expectation that the operation of the Advisor and the Fund's day-to-day management, including the Fund's portfolio manager, will remain largely unchanged for the foreseeable future;

         o the key employees of the Advisor who handle the Fund's day-to-day management will now be equity owners of the Advisor; and

         o the Transaction is expected to result in better alignment of interest between employees, management, owners and clients of the Advisor.

         In addition, the directors considered a wide range of information of the type they regularly consider when determining to continue the Fund's Current Investment Advisory Agreement as in effect from year to year. The directors considered, among other things:

         o the Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the
                  Fund), resources and investment process;

         o        the terms of the New Investment Advisory Agreement;

         o the scope and quality of the services that the Advisor has been providing to the Fund;

         o the investment performance of the Fund and of similar funds managed by other advisors over various periods;

         o the Advisory fee rate payable to the Advisor by the Fund and by other client accounts managed by the Advisor, and payable by similar funds managed by other advisors;

         o the total expense ratio of the Fund and of similar funds managed by other advisors;

         o compensation payable by the Fund to affiliates of the Advisor for other services; and

         o the profitability of the Current Investment Advisory Agreement to the Advisor and its affiliates.

         The directors also considered the provisions of Section 15(f) of the 1940 Act, which provides, in relevant part, that affiliated persons may receive compensation if (1) for a period of three years after the Transaction at least 75 percent of the directors of the Fund are independent of the Advisor and (2) an "unfair burden" is not imposed on the Fund as a result of the Transaction. The Advisor has agreed not to seek any increase in the advisory fees for a period of at least two years and has agreed to pay incremental costs associated with the 2002 Annual Meeting of Stockholders due to the Transaction. In addition, if the Transaction is consummated, it is expected that at least 75 percent of the Fund's directors will be disinterested directors. In order for the Board to meet this percentage, Ms. Sloan and Mr. Carter have agreed to resign as directors of the Fund as of the closing of the Transaction.

         After carefully considering the information described above, the Disinterested Directors unanimously voted to approve the New Investment Advisory Agreement and to recommend that the Fund's stockholders vote to approve the New Investment Advisory Agreement.

Required Vote

         Approval of the New Investment Advisory Agreement requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

         If the stockholders of the Fund do not approve the New Investment Advisory Agreement, it is expected that the Transaction will not occur, and the Advisor will continue to provide services under the Current Investment Advisory Agreement.

THE DIRECTORS, INCLUDING ALL OF THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

        PROPOSAL 3: APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Current Investment Sub-Advisory Agreement

         Pursuant to the Current Investment Sub-Advisory Agreement, the Advisor, has engaged the Sub-Advisor to provide sub-investment advisory services for investments in higher yielding, lower rated, or unrated fixed income securities of U.S. corporations ("High Yield Securities"). Although the Sub-Advisor will make all decisions with respect to the Fund's investments in High Yield Securities on behalf of the Advisor, the amount of the Fund's assets allocated to these investments will be determined by the Advisor. For more information about the Sub-Advisor, see "Additional Information."

         On March 13, 2001, the Board of Directors of the Fund, including a majority of the Disinterested Directors, approved extension of the Current Investment Sub-Advisory Agreement through March 31, 2002. No director of the Fund owned any securities of, or had any other material direct or indirect interest in, the Sub-Advisor or any person controlling, controlled by or under common control with the Sub-Advisor on the date of the Disinterested Directors' approval of the extension of the Current Investment Sub-Advisory Agreement. The Board of Directors will consider continuance of the Current Investment Sub-Advisory Agreement until March 31, 2003 at a meeting scheduled for March 26, 2002.

         The Current Investment Sub-Advisory Agreement was last submitted to a vote of the Stockholders of the Fund at the Annual Meeting of the Stockholders of the Fund held on June 5, 1990. At that meeting the Stockholders approved the Current Investment Sub-Advisory Agreement, which contains the same provisions with respect to continuation and termination as does the Current Investment Advisory Agreement, except that the Current Investment Sub-Advisory Agreement may not be assigned without the consent of the other party thereto, and any termination by the Advisor must be directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Fund at the time outstanding and entitled to vote. The Current Investment Sub-Advisory Agreement also provides that the Sub-Advisor shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

         The Current Investment Sub-Advisory Agreement provides, among other things, that the Sub-Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Agreement. It also provides that the Advisor shall pay to the Sub-Advisor a monthly fee for the Sub-Advisor's services which is equal to 0.35% per annum of the portion of the Fund's average weekly net assets that is invested in High Yield Securities (which shall be equal to the average weekly value of the total assets invested in High Yield Securities, minus the sum of accrued liabilities (including accrued expenses) directly related thereto and a pro rata percentage of any declared but unpaid dividends on the Common Shares and a pro rata percentage of accrued liabilities related to the Fund in general). The Advisor has paid and intends to continue to pay the Sub-Advisor's fee out of the fee that the Advisor will receive from the Fund. Investment advisory fees paid by the Advisor to the Sub-Advisor during the last fiscal year of the Fund amounted to $43,306.07.

          The overall portfolio management strategy undertaken by the Sub-Advisor on behalf of the Fund is mutually determined by the Advisor and the Sub-Advisor. The execution of the management strategy is conducted under the general supervision and direction of William J. Morgan. Mr. Morgan, a founder of the Sub-Advisor, is President of the Sub-Advisor and has been a member of the Sub-Advisor's management review committee, which oversees all investment functions, including the execution of high yield investment strategy for the Fund and reviewing the Sub-Advisor's credit watch list and purchase and sale recommendations, since the inception of the firm in 1983. He was high yield portfolio manager from 1984 to 1991 and the special assets portfolio manager from 1991 until 2000. In June 2000, Mr. Morgan resumed the position of high yield portfolio manager. Dr. Asher O. Pacholder, Chairman of the Sub-Advisor, owns more than 50% of the shares of the Sub-Advisor and Mr. Morgan owns more than 20% of the shares. Both Dr. Pacholder and Mr. Morgan are directors of the Sub-Advisor. No officer, director or employee of the Sub-Advisor is an officer, director or nominee for election as a director of the Fund.

The New Investment Sub-Advisory Agreement

         The New Investment Sub-Advisory Agreement is the same in all material respects as the Current Investment Sub-Advisory Agreement. Thus, the key terms, including fees, of the New Investment Sub-Advisory Agreement are set out in detail above, under the heading "The Current Investment Sub-Advisory Agreement." The initial term of the New Investment Sub-Advisory Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about April 25, 2002) as its new effective date.

         A Form of the New Investment Sub-Advisory Agreement is attached to this proxy statement as Exhibit B. Under the New Investment Sub-Advisory Agreement, the Sub-Advisor will continue to act as investment advisor to the Advisor with respect to the investment of that portion of the Fund's assets constituting High Yield Securities and to provide investment research and advice with respect to High Yield Securities. The Sub-Advisor also will continue to supervise and arrange the purchase of High Yield Securities for, and the sale of High Yield Securities in, the investment portfolio of the Fund. All services under the New Investment Sub-Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Fund's charter and by-laws, any policies adopted by the Fund's Board of Directors, and the investment policies of the Fund as disclosed in its registration statement on file with the SEC, as amended from time to time.

         Contingent upon receipt of stockholder approval, the New Investment Sub-Advisory Agreement will be effective upon the consummation of the Transaction, currently expected to be April 25, 2002, and will continue in effect until April 25, 2004. Thereafter, the New Investment Sub-Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Disinterested Directors.

Board Considerations Relating to the New Investment Sub-Advisory Agreement

         On January 16, 2002, the Board of Directors held a meeting called for the purpose of considering the New Agreement. At the meeting, senior officers of the Advisor discussed the Transaction. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Fund's Current Investment Sub-Advisory Agreement as in effect from year to year. The Board of Directors considered, among other things:

         o the expectation that the operation of the Sub-Advisor and the day-to-day management of the Fund's portfolio that is invested in High Yield Securities will remain largely unchanged for the foreseeable future;

         o the Sub-Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

         o        the terms of the New Investment Sub-Advisory Agreement;

         o the scope and quality of the services that the Sub-Advisor has been providing to the Fund;

         o the investment performance of the Fund and of similar funds managed by other advisors over various periods; (High Yield portion of Fund's portfolio) and

         o the Sub-Advisor's use of the Fund's portfolio brokerage transactions to obtain research benefiting the Fund or other Sub-Advisor clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Fund.

         After carefully considering the information described above, the Disinterested Directors unanimously voted to approve the New Investment Sub-Advisory Agreement and to recommend that the Fund's stockholders vote to approve the New Investment Sub-Advisory Agreement.

Required Vote

         Approval of the New Investment Sub-Advisory Agreement requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or
(b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the New Investment Sub-Advisory Agreement is not approved, the Directors will consider other alternatives in the interests of stockholders.

THE DIRECTORS, INCLUDING ALL OF THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT.

                    PROPOSAL 4: RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Fund will consider, and it is expected that they will recommend, the selection of PricewaterhouseCoopers LLP ("PwC") as independent accountants of the Fund for the fiscal year ending November 30, 2002 at a meeting scheduled to be held on March 26, 2002. The appointment of accountants is approved annually by the Audit Committee of the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Fund has been advised by PwC that at November 30, 2001 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PwC will be at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

Audit Fees

         The Fund will pay PwC $55,000 for its audit of the Fund's November 30, 2001 financial statements.

Financial Information Systems Design and Implementation

         The Fund paid PwC $8,446 for professional services relating to the Fund's financial information for the fiscal year ended November 31, 2001. Hyperion Capital Management, Inc. (the "Advisor") is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ("Hyperion Partners"). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ("Hyperion Ventures"). The Advisor did not pay PwC for any other professional services relating to the Advisor's financial information systems for the fiscal year ended November 31, 2001.

All Other Fees

         The Fund paid PwC $52,650, including $46,000 for services rendered with respect to the rights offering, for other non-audit professional services for the fiscal year ended November 31, 2001. The Advisor, Hyperion Partners or Hyperion Ventures did not pay PwC for any other professional services for the fiscal year ended November 31, 2001. The Fund's Audit Committee has determined that the provision of the services by PwC to the Advisor, Hyperion Partners or Hyperion Ventures is compatible with maintaining PwC's independence.

Required Vote

         Ratification of the selection of PwC as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Fund present or represented by proxy at the Annual Meeting.

                             ADDITIONAL INFORMATION

The Advisor

         The Advisor is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, 36th floor, New York, New York 10006-1404.

         As noted above, the Advisor is a subsidiary of Hyperion Partners. The sole general partner of Hyperion Partners is Hyperion Ventures. Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are general partners of Hyperion Ventures. Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ("Salomon Brothers"), is the Vice Chairman of the Board of the Advisor and a Director of the Fund. Mr. Carter is the Chairman and Chief Executive Officer of the Advisor and Chairman of the Fund. Messrs. Salvatore Ranieri and Shay are directors of the Advisor, but have no other positions with either the Advisor or the Fund. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Since January 1, 1990, Patricia A. Sloan, Secretary of the Fund, has been a special limited partner of Hyperion Ventures and since July 1993 she has been a limited partner of Hyperion Partners. Mr. Lai, the President of the Fund, is an employee of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits, including any profit from a sale of the Advisor. Ms. Botta and Mr. Dolan, Vice Presidents of the Fund, and Mr. Doodian, Treasurer of the Fund, are also employees of the Advisor. The business address of Hyperion Partners and Hyperion Ventures is 50 Charles Lindbergh Boulevard, Suite 500, Uniondale, New York 11553.

The Administrator

         The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a fee monthly at an annual rate of 0.20% of its average weekly assets. For the twelve month period ended November 30, 2001, the Administrator earned $458,352.80 in Administration fees. In addition, the Administrator has entered into Administration Agreements with two other investment companies, with the following fee structure:


Name                                           Administration Fee
---------------------------------------------- ------------------------------------------------------------------------
Hyperion 2002 Term Trust, Inc.                 a monthly fee paid at an annual rate of:
                                               0.17% of the first $100 million of its average weekly net assets
                                               0.145% of the next $150 million
                                               0.12% of any amounts above $250 million

Hyperion 2005 Investment Grade                 a monthly fee paid at an annual rate of:
Opportunity Term Trust, Inc.                   0.17% of the first $100 million of its average weekly net assets
                                               0.145% of the next $150 million
                                               0.12% of any amounts above $250 million


Investment Companies Managed by the Advisor

         The Advisor provides advisory services to several other registered investment companies, all of which invest in mortgage-backed securities. Its management includes several individuals with extensive experience in creating, evaluating and investing in Mortgage-Backed Securities, Derivative Mortgage-Backed Securities and Asset-Backed Securities, and in using hedging techniques. Lewis S. Ranieri, Vice Chairman of the Advisor and Director of the Fund, was instrumental in the development of the secondary mortgage-backed securities market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and government guaranteed areas. Clifford E. Lai, President of the Advisor and President of the Fund, was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.

         In addition to acting as advisor to the Fund, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.


                                                                                        Approximate Net Assets
Name of Fund                                  Investment Advisory Fees                  at November 30, 2001
--------------------------------------------- ----------------------------------------- ------------------------------
Hyperion 2002 Term Trust, Inc.                0.50% of its average weekly net assets    $299,630,338.22

Hyperion 2005 Investment Grade                0.65% of its average weekly net assets    $169,640,855.33
Opportunity Term Trust, Inc.


The Sub-Advisor

         As noted above, the Advisor, has engaged the Sub-Advisor to provide sub-investment advisory services for investments in High Yield Securities. The Sub-Advisor, a registered investment advisor, is an Ohio corporation, organized in December 1983, and currently manages approximately $1.1 billion in corporate high yield bonds and related securities and approximately $145 million of other securities. The business address of the Sub-Advisor and its officers and directors is 8044 Montgomery Road, Suite 840, Cincinnati, Ohio 45236.

Brokerage Commissions

         The Fund paid an aggregate of $12,040.44 in brokerage commissions, including futures commissions, on its securities purchases during its last fiscal year, all of which were paid to entities that are not affiliated with the Fund or the Advisor.

         The Advisor and the Sub-Advisor have discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and the Sub-Advisor and to select the markets in which such transactions are to be executed. The Current Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor and the Sub-Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Advisor and the Sub-Advisor will consider all factors they deem relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

         In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Advisor and the Sub-Advisor are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934). The Advisor and the Sub-Advisor are also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor and the Sub-Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor or the Sub-Advisor exercise investment discretion. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Advisor and the Sub-Advisor in servicing all of the accounts for which investment discretion is exercised by the Advisor or the Sub-Advisor, and not all such services may be used by the Advisor or the Sub-Advisor in connection with the Fund.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2003 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 23, 2002.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing and assembling material in connection with this solicitation of proxies will be borne by the Fund. The cost of mailing material in connection with this solicitation of proxies will be borne by the Advisor. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Fund, Hyperion Capital Management, Inc., or Georgeson Shareholder, paid solicitors for the Fund, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be approximately $8,583. The Fund's agreement with Georgeson Shareholder provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

March 1, 2002

                                    Exhibit A

                          INVESTMENT ADVISORY AGREEMENT

                  AGREEMENT dated __________________ between The Hyperion Total Return Fund, Inc. (the "Fund"), a Maryland corporation, and Hyperion Capital Management, Inc. (the "Advisor"), a Delaware corporation.

                  In consideration of the mutual promises. and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

                  1. In General

                  The Advisor agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the Fund's assets and to supervise and arrange the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

                  2. Duties and obligations of the Advisor with respect to investments of assets of the Fund

                     (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Fund's Board of Directors, the Advisor shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund.

                     (b) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the Provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time; and (iv) any policies and determinations of the Board of Directors of the Fund.

                     (c) The Advisor will bear all costs and expenses of its partners and employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the Act) of the Advisor.

                     (d) The Advisor shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Advisor shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                     (e) Nothing in this Agreement shall prevent the Advisor or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other other person, firm or corporation, or from engaging in any lawful activity, and shall not in any way limit or restrict the Advisor or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

                  3. Portfolio Transactions and Brokerage

                  The Advisor is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers as may, in the judgment of the Advisor, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Advisor is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Advisor to be useful or valuable to the performance of its investment advisory functions for the Fund.

                  4. Compensation of the Advisor

                     (a) The Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a fee computed and payable monthly in an amount equal to .65% of the Fund's average weekly net assets on an annualized basis, for the then-current fiscal year. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                     (b) For purposes of this Agreement, the average weekly net assets of the Fund shall mean the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares issued by the Fund and any Preferred Shares issued by the Fund (the "Preferred Shares") and any accumulated dividends on any Preferred Shares, but without deducting the aggregate liquidation value of the Preferred Shares. The average weekly net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Fund for calculating the net asset value of the Fund's shares or delegating such calculations to third parties.

                  5. Indemnity

                     (a) The Fund hereby agrees to indemnify the Advisor and each of the Advisor's directors, officers, employees and agents (including any individual who serves at the Advisor's request as director, officer, partner, trustee or the like of another corporation or other entity) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this
Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund.

                     (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for this undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                     (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations regarding advance payments in connection with the expense of defending any proceeding shall be authorized in accordance with the immediately preceding clause (2) above.

                  The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

                  6. Duration and Termination

                  This Agreement shall become effective on the date first set forth above and shall continue in effect until the next meeting of stockholders of the Fund (but in any event not more than two years after such effective date) and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Investment Company Act of 1940.

                  This Agreement may be terminated by the Advisor at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Advisor sixty days' notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Investment Company Act of 1940). The Advisor is a corporation and will notify the Fund promptly after any change in the ownership of such corporation.

                  7. Notices

                  Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

                  8. Governing Law

                  This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the Act.

                  IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.

                     THE HYPERION TOTAL RETURN FUND, INC.

                     By:
                         ------------------------------------------------------



                     HYPERION CAPITAL MANAGEMENT, INC.


                     By:
                         ------------------------------------------------------

                                    Exhibit B

                        INVESTMENT SUB-ADVISORY AGREEMENT

                  AGREEMENT, dated ____________, between Hyperion Capital Management, Inc. (the "Advisor"), a Delaware corporation, and Pacholder Associates Inc. (the "Sub-Advisor"), an Ohio corporation.

                  WHEREAS, the Advisor has entered into an Investment Advisory Agreement (the "Advisory Agreement") of even date herewith with The Hyperion Total Return Fund, Inc. (the "Fund"), a Maryland corporation; and

                  WHEREAS, the Advisor seeks to retain the Sub-Advisor in connection with the Advisor's duties and obligations under said Investment Advisory Agreement and the Sub-Advisor desires to provide such assistance.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

                  1. In General

                  The Sub-Advisor agrees, all as more fully set forth herein, to act as investment adviser to the Advisor with respect to the investment of that portion of the Fund's assets constituting high yield, fixed income securities of U.S. corporations ("High Yield Securities") and to provide investment research and advice with respect to, supervise and arrange the purchase of High Yield Securities for and the sale of High Yield Securities held in the investment portfolio of the Fund (the High Yield Securities portion of the Fund's portfolio is referred to herein as the "Portfolio").

                  2. Duties and Obligations of the Sub-Advisor with Respect to
                     Investments of Assets of the Fund

                           (a) Subject to the succeeding provisions of this
paragraph and subject to the direction and control of the Advisor, the Sub-Advisor shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Portfolio only and in connection therewith have complete discretion in purchasing and selling High Yield Securities for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio only as such program and portfolio pertain to High Yield Securities; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of High Yield Securities held in the Portfolio.

                           (b) In the performance of its duties under this
Agreement, the Sub-Advisor shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"), and of any rules or regulations in force thereunder;
(ii) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and of any rules or regulations in force thereunder; (iii) any other applicable provision of law; (iv) any policies and determinations of the Board of Directors of the Fund and of the Advisor; and (v) the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time.

                           (c) The Sub-Advisor will bear all costs and expenses
of its partners and employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the Act) of the Sub-Advisor.

                           (d) The Sub-Advisor shall give the Advisor the
benefit of its best judgment and effort in rendering services hereunder, but the Sub-Advisor shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                           (e) Nothing in this Agreement shall prevent the
Sub-Advisor or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Advisor or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

                           (f)(1) The Advisor will have sole and absolute
discretion to determine the amount or percentage of Fund assets to be invested in High Yield Securities. The Sub-Advisor shall invest that portion of the Fund's assets designated by the Advisor for High Yield Securities as soon as practicable or at such later time as the Advisor may direct after such funds are made available for investment. From time to time the Advisor may determine to increase or decrease the amount or percentage of Fund assets to be invested in High Yield Securities. If the Advisor determines to increase such amount or percentage, the Sub-Advisor shall invest such additional funds in High Yield Securities as soon as practicable, or at such later time as the Advisor may direct, after (i) notice of such increase is given to the Sub-Advisor and (ii) such additional funds are made available for investment. If, on the other hand, the Advisor determines to decrease such amount or percentage, the Sub-Advisor shall, as soon as practicable, or at such later time as the Advisor may direct, after notice of such decrease is given to the Sub-Advisor, liquidate that portion of the Portfolio required for the Portfolio to represent the desired amount or percentage of the Fund assets and cause such liquidated assets to be available to the Advisor.

                              (2) Hedging of positions in the Portfolio, if any,
 will be undertaken by the Advisor in consultation with the Sub-Advisor.

                           (g) The Sub-Advisor shall provide the Advisor with
monthly reports within 5 business days of the end of each month and quarterly reports within 7 business days of the end of each calendar quarter. Such reports shall include (i) an itemized print-out of the Portfolio as of the last day of the period, including the current market value thereof (ii) a statement of the Sub-Advisor's advice concerning the Fund's investments in High Yield Securities in light of the objectives of the Fund and the then current market conditions,
(iii) a print-out of the performance of the Portfolio relative to a mutually agreed upon High Yield securities index, and (iv) such other information as the Advisor may from time to time reasonably request.

                  3. Portfolio Transactions and Brokerage

                  The Sub-Advisor is authorized, for the purchase and sale of the securities in the Portfolio, to employ such securities dealers as may, in the judgment of the Sub-Advisor, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Sub-Advisor is authorized to direct the execution of Portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Sub-Advisor to be useful or valuable to the performance of its investment advisory functions for the Portfolio. In addition, the Sub-Advisor may give proper instructions to the Fund's custodian in connection with the purchase or sale of High Yield Securities. The Advisor, upon the Sub-Advisor's request, shall confirm such authority to the Custodian.

                  4. Compensation of the Sub-Advisor

                           (a) The Advisor agrees to pay to the Sub-Advisor and
the Sub-Advisor agrees to accept as full compensation for all services rendered by the Sub-Advisor as such, a fee computed and payable monthly in an amount equal to .35% per annum of the Portfolio's average weekly net assets on an annualized basis, for the then-current fiscal year. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                           (b) For purposes of this Agreement, the average
weekly net assets of the Portfolio shall mean the average weekly value of the total assets of the Portfolio, minus the sum of (i) accrued liabilities (including accrued expenses) directly related to the Portfolio, (ii) that percent of both declared and unpaid dividends on the Common Shares issued by the Fund and any Preferred Shares issued by the Fund (the "Preferred Shares") and any accumulated dividends on any Preferred Shares, but without deducting the aggregate liquidation value of the Preferred Shares, that is equal to the percent of the Fund's assets that the Portfolio represents, and (iii) that percent of accrued liabilities related to the Fund in general that is equal to the percent of the Fund's assets that the Portfolio represents. The average weekly net assets of the Portfolio shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Fund for calculating the net asset value of the Fund's shares or delegating such calculations to third parties and such determination shall be binding on the Sub-Advisor.

                  5. Indemnity

                           (a) Subject to and only to the extent of the
indemnification provided to the Advisor by the Fund in the Advisory Agreement, the Advisor hereby agrees to indemnify the Sub-Advisor and each of the Sub-Advisor's directors, officers, employees and agents (including any individual who serves at the Sub-Advisor's request as director, officer, partner, trustee or the like of another corporation or other entity in connection with the Sub-Advisor's duties under this Agreement) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this
Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and the Advisor and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Advisor or the Fund or its stockholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination, in accordance with paragraph 5(c) below, that such settlement or compromise is in the best interests of the Fund and the Advisor and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and the Advisor and did not involve disabling conduct by such indemnitee, (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by the Advisor and (4) the indemnity provided herein shall only be effective if, and to the extent, the Advisor is indemnified by the Fund pursuant to the Advisory Agreement for the loss related to such indemnity.

                           (b) To the extent made available to the Advisor
pursuant to the Advisory Agreement, the Advisor shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Advisor receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Advisor, unless it is subsequently determined that it is entitled to such indemnification and if the Advisor and the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for this undertaking, (B) the Advisor and the Fund shall be insured against losses arising by reason of any lawful advances, (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or (D) an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                           (c) All determinations with respect to
indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) the Advisor together with a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations regarding advance payments in connection with the expense of defending any proceeding shall be authorized in accordance with the immediately preceding clause (2) above.

                           The rights accruing to any indemnitee under these
provisions shall not exclude any other right to which he may be lawfully entitled.

                  6. Duration and Termination

                           (a) This Agreement shall become effective on the date
first set forth above and shall continue in effect until the next meeting of stockholders of the Fund (but in any event not more than two years after such effective date) and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Investment Company Act of 1940.

                           (b) This Agreement may be terminated by the
Sub-Advisor at any time without penalty upon giving the Advisor sixty days' written notice (which notice may be waived by the Advisor) and may be terminated by the Advisor at any time without penalty upon giving the Sub-Advisor sixty days' notice (which notice may be waived by the Sub-Advisor); provided that such termination by the Advisor shall be directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Investment Company Act of 1940). The Sub-Advisor represents that it is a corporation and will notify the Advisor promptly after any change in control of such corporation, as defined in Section 2(a)(9) of the Act.

                  7. Assignment

                  This Agreement may not be assigned by either party hereto without the prior written consent of the other party.

                  8. Notices

                  Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the date actually received.

                  9. Governing Law

                  This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the Act.

                   IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.

                              HYPERION CAPITAL MANAGEMENT, INC.

                              By:
                                 ----------------------------------------------

                              PACHOLDER ASSOCIATES INC.

                              By:
                                 ----------------------------------------------

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


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


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

HIFCM-PS-02

                      THE HYPERION TOTAL RETURN FUND, INC.

                   Proxy Solicited on Behalf of the Directors


The undersigned hereby appoints Andrew M. Carter and Clifford E. Lai and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Hyperion Total Return Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on April 16, 2002 at 9:45 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have any may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR election of the nominees as Directors in Proposal 1, FOR the approval of the new Investment Advisory Agreement in Proposal 2, FOR the approval of the new Investment Sub-Advisory Agreement in Proposal 3 and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund in Proposal 4. Please refer to the Proxy Statement for a discussion of the Proposals.

-------------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   NOTE: Please sign exactly as your name(s) appear(s) on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-----------------------------------          ----------------------------------

-----------------------------------          ----------------------------------

-----------------------------------          ----------------------------------

-----------------------------------          ----------------------------------

     X            PLEASE MARK VOTES AS IN THIS EXAMPLE
  --------

-------------------------------------------------------------------------------

THE HYPERION TOTAL RETURN FUND, INC.

-------------------------------------------------------------------------------

CONTROL NUMBER:
RECORD DATE OF SHARES:
Please be sure to sign and date this Proxy.                                Date

-------------------------------------------------------------------------------
Stockholder sign here      Co-owner sign here

DETACH CARD


1.  Election of Directors

                           For All Nominees      With-Held     For All Except
Class III:

Lewis S. Ranieri           ___________           ___________   ___________
Leo M. Walsh, Jr.
Patricia A. Sloan

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                                     For        Against     Abstain
2.  Approval for the new Investment Advisory
Agreement.                                           _______    _________   ___________

                                                     For        Against     Abstain
3.  Approval for the new Investment Sub-Advisory
Agreement.                                           _______    _________   ___________

                                                     For        Against     Abstain
4.  Ratification or rejection of the selection of
independent accountants (a vote "For" is a vote      _______    _________   ___________
for ratification).

Mark box at right if an address change or comment    _______
has been noted on the reverse side of this card.

Mark box at right if you plan to attend the Annual   _______
Meeting of Stockholders on April 16, 2002.


DETACH CARD